EXHIBIT 10.2

                               PROMISSORY NOTE

$150,000                                                    As of July 8, 2000
                                                               Marysvale, Utah

     FOR VALUE RECEIVED, the undersigned, UNICO, INCORPORATION, a corporation whose address is P. 0. Box 777, Magalia, California 95954 (hereinafter "Maker"), promises to pay to the order of TECH-SYM CORPORATION, a Nevada corporation whose address is 10500 Westoffice Drive, Suite 200, Houston, Texas 77042-5391 (hereinafter "Lender," or, together with each successive owner and holder of this Note, hereinafter referred to as "Holder"), the principal sum of One Hundred Fifty Thousand and No/100 Dollars ($150,000.00) payable in full on or before April 20, 2001.

     At the option of Holder, the unpaid balance of this Note and all other obligations of Maker to Holder, direct or indirect, absolute or contingent, now existing or hereafter arising, may become immediately due and payable upon the occurrence of any of the following events of default: (a) Maker shall fail to pay any installment of principal and/or interest of this Note within seven days of such payment becoming due in accordance with the terms hereof, whether through acceleration or otherwise, (b) Maker shall be in default under any other terms of this Note; (c) if Maker shall become bankrupt, or shall file for bankruptcy, or shall make an assignment for the benefit of or a composition with creditors, or shall be unable, or shall admit in writing its inability, to pay its debts as they mature; (d) if bankruptcy, reorganization, arrangement, insolvency or similar proceeding for relief of financially distressed debtors shall be instituted against Maker, and shall not be dismissed on appeal, within thirty (30) days of such institution; or (e) if Maker shall petition for, or there shall be appointed for a substantial part of the assets or properties of Maker, a trustee, receiver or liquidator, or if Maker shall take any action for the purposes of effecting any of the foregoing (all of the foregoing provisions of this paragraph being referred to herein as "Default").

     Upon the occurrence of any Default, the entire amount of unpaid principal shall bear interest at the default rate equal to twelve percent (12%) per annum until cured.

     In the event this Note is placed in the hands of an attorney at law for collection after maturity or upon Default, or in the event that proceedings at law, in equity or bankruptcy, receivership, or other legal proceedings, are instituted in connection herewith, or in the event this Note is placed in the hands of an attorney at law to protect, defend or enforce the rights of the Holder hereof, or any of the rights or agreements contained in this Note, Maker hereby agrees to pay for the defense or enforcing of such rights, including, without limitation, court costs and reasonable attorneys' fees, in addition to all principal, interest and other amounts payable hereunder.

     The Maker and sureties, guarantors and endorsers, if any, of this Note, jointly and severally, do hereby waive demand, presentment for payment, diligence in collection, notice of nonpayment, and protest, and do each hereby waive notice of and consent to any and all extensions and renewals of this Note or any part thereof, or the release of any party liable for payment of this obligation, from time to time, without notice.

     Upon payment in full of all amounts owing hereunder, this Note will be marked "canceled" and sent to the escrow agent with a copy to Maker. So long as any amounts are owing under this Note, and Maker is not in default hereunder, Holder will, within thirty (30) days after receipt of a written request from Maker, provide Maker with a written statement as to the amount outstanding hereunder, and the application of all moneys received subsequent to the written statement most recently furnished to Maker containing such information.

     This Note is executed and delivered in the State of Utah and is intended to be governed by and construed in accordance with the laws of the State of Utah. All dollar figures used herein are expressed in U.S. dollars.

     IN WITNESS WHEREOF, Maker has executed this Note on and as of the Note
Date.

                              UNICO, INCORPORATED



                              By /s/ Ray C. Brown
                                 ___________________________

                              Name: Ray C. Brown

                              Title: President